Summary Prospectus	May 1, 2018
MIDAS SERIES TRUST MIDAS MAGIC Ticker Symbol: MISEX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at http://www.midasfunds.com/shareholderreports.html.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.  The Fund's prospectus and statement of additional information, both dated April 27, 2018, are incorporated herein by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.96%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.40%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.62%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$364	$1,109	$1,873	$3,880

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size.  Generally, the investment manager seeks what it believes to be quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  A security is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act").  To achieve the Fund's investment objective, the investment manager may use a seasonal investing strategy to invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, taxable events, and other calendar related phenomena.  The investment manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.   The Fund may trade securities actively in pursuit of its investment objective.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund's portfolio.  A risk of investing in stocks and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund's total returns.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value ("NAV") of any increase or decrease in the market value of the Fund's investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund's use of leverage will be successful.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of the Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Medium and Large Capitalization.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection.  The securities selected for the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund's after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.  The following table compares the Fund's average annual returns for the 1, 5, and 10 year periods with an appropriate broad based securities market index.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 – 9/30/09 23.28%
Worst Quarter: 10/1/08 – 12/31/08 (32.60)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Return Before Taxes	17.89%	12.59%	5.89%
Return After Taxes on Distributions	17.14%	9.73%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	10.76%	9.64%	4.52%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.49%

The Fund's returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee, has managed the Fund since April 29, 2016.  William M. Winmill became co-portfolio manager effective April 27, 2018.   From May 15, 2012 through April 29, 2016, the Fund had been managed by the Investment Policy Committee of the investment manager, of which Thomas Winmill and William Winmill were members.

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	Individual Retirement Accounts ("IRAs") and Health Savings Accounts ("HSAs")	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Systematic Investment Program	$ 100	$100	HSA	$1,000	$100

Midas Systematic Investment Program.  With the Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange is open for trading ("Business Day").

By Mail.  Regular mail: Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's distributor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.

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